                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 5, 1997



                             CONSO PRODUCTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      South Carolina                    0-22942                   57-0986680
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



     513 North Duncan Bypass, Union, South Carolina                   29379
     ----------------------------------------------                 ----------
        (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   803/427-9004
                                                      ------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)





                                   Page 1 of 5
                             Exhibit Index on Page 4


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 5, 1997, the Registrant's Audit Committee and its Board of Directors approved expanding the engagement of Deloitte & Touche LLP, the Registrant's principal accountant, to include the audit of the financial statements of British Trimmings Limited, a significant subsidiary of the Registrant, for the fiscal year ending June 27, 1998. For more than the previous two fiscal years, the financial statements of British Trimmings Limited had been audited by Grant Thornton and, in its audit reports as principal accountant for the Registrant, Deloitte & Touche had expressed reliance on the reports of Grant Thornton as to British Trimmings Limited. As a result of the expansion of the engagement of Deloitte & Touche LLP, Grant Thornton will no longer be engaged to audit the financial statements of British Trimmings Limited, but may be engaged to provide or continue to provide other accounting services for the Registrant and its subsidiaries.

         Neither the principal accountant's reports on the financial statements of the Registrant nor Grant Thornton's reports on the financial statements of British Trimmings Limited for the two most recent fiscal years ended June 28, 1997 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years ended June 28, 1997 and subsequent periods, (1) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in its report, and (2) no "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred.

         The Registrant has provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. A letter from Grant Thornton addressed to the Securities and Exchange Commission indicating its agreement with the statements made by the Registrant in this Current Report on Form 8-K is filed herewith as Exhibit 16 to this Report.

         As the Registrant's principal accountant, Deloitte & Touche LLP was regularly consulted by the Registrant as to various accounting, auditing and financial reporting matters during the two most recent fiscal years and subsequent interim periods prior to the expansion of its engagement to include the audit of British Trimmings Limited; however, none of the matters as to which the Registrant consulted Deloitte & Touche LLP during such periods were with regard to the application of accounting principles to specified transactions or the type of audit opinions that might be rendered on the Registrant's financial statements, in either case as related only to British Trimmings Limited.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  16 Letter from Grant Thornton regarding change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CONSO PRODUCTS COMPANY



                                                     By:  /s/ J. Cary Findlay
                                                         -----------------------
                                                     Name:  J. Cary Findlay
                                                     Title: Chairman

Dated:  December 5, 1997






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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                            Commission File Number
December 5, 1997                                                         0-22942


                             CONSO PRODUCTS COMPANY

                                  EXHIBIT INDEX


Exhibit No                          Exhibit Description
----------                          -------------------

   16 Letter of Grant Thornton regarding change in certifying accountant for British Trimmings Limited (Page 5 of the sequentially numbered pages).







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